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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-79826) of Newfield Exploration Company of our report dated June 13, 2002 relating to the 2001 financial statement of the Newfield Exploration Company 401(k) Plan, which appears in this Form 11K.




/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
July 10, 2003